UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2021 (October 19, 2021)

ATHENA CONSUMER ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40921	87-1178222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

442 5th Avenue
New York, NY 10018

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (970) 925-1572

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one Redeemable Warrant	ACAQ.U	New York Stock Exchange

Shares of Class A common stock, par value $0.0001 per share, included as part of the units	ACAQ	New York Stock Exchange

Redeemable warrants, each exercisable for one share of Class A common stock for $11.50 per share	ACAQ WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 22, 2021, Athena Consumer Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 23,000,000 units (the “Units”), including 3,000,000 Units issued pursuant to the full exercise of the underwriters’ over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-258050) related to the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on July 20, 2021 and declared effective by the Commission on October 19, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement (the “Underwriting Agreement”), dated October 19, 2021, by and between the Company and Citigroup Global Markets Inc., as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Public Warrant Agreement, dated October 19, 2021, by and between the Company and Continental Stock Transfer & Trust Company (“CST”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Private Warrant Agreement, dated October 19, 2021, by and between the Company and CST, as warrant agent, a copy of which is attached as Exhibit 4.2 hereto and incorporated herein by reference.

●	A Letter Agreement, dated October 19, 2021, by and among the Company, its officers, its directors and Athena Consumer Acquisition Sponsor LLC (“Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated October 19, 2021, by and between the Company and CST, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated October 19, 2021, by and among the Company and the Sponsor, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated October 19, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated October 19, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	Indemnity Agreements, each dated October 19, 2021, by and between the Company and each officer and director of the Company, the form of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Units Purchase Agreement, the Company completed the private sale of an aggregate of 1,060,000 units (the “Private Placement Units”) to the Sponsor at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $10,600,000. The Private Placement Units are identical to the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of October 19, 2021, the following individual was appointed to the board of directors of the Company: Ms. Doris Robinson. Additional information regarding, among other things, such individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year

In connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events

A total of $234,600,000, comprised of $226,000,000 of the proceeds from the IPO (which amount includes $8,650,000 of deferred underwriting commissions) and $8,600,000 of the proceeds of the sale of the Private Placement Units, was placed in a U.S.-based trust account maintained by CST, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes (less up to $100,000 of interest that may be needed to pay dissolution expenses, if any), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Company’s Amended and Restated Certificate of Incorporation (a) to modify the substance or timing of its obligations to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 15 months from the closing of the IPO (such period, the “Combination Period”) or (b) with respect to any other material provision relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of 100% of the Company’s public shares if the Company has not completed its initial business combination within the Combination Period, subject to applicable law.

On October 19, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On October 22, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 19, 2021, by and between the Company and Citigroup Global Markets Inc., as representative of the several underwriters.

3.1	Amended and Restated Certificate of Incorporation, filed on October 19, 2021.

4.1	Public Warrant Agreement, dated October 19, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

4.2	Private Warrant Agreement, dated October 19, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated October 19, 2021, by and among the Company, its officers, its directors and Athena Consumer Acquisition Sponsor LLC.

10.2	Investment Management Trust Agreement, dated October 19, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated October 19, 2021, by and among the Company and Athena Consumer Acquisition Sponsor LLC.

10.4	Private Placement Units Purchase Agreement, dated October 19, 2021, by and between the Company and Athena Consumer Acquisition Sponsor LLC.

10.5	Administrative Services Agreement, dated October 19, 2021, by and between the Company and Athena Consumer Acquisition Sponsor LLC.

10.6	Form of Indemnity Agreement

99.1	Press Release, dated October 19, 2021.

99.2	Press Release, dated October 22, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENA CONSUMER ACQUISITION CORP.

	By:	/s/ Jane Park
		Name:	Jane Park
		Title:	Chief Executive Officer

Dated: October 25, 2021

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